                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

         --------------------------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported): August 17, 2005

                          -----------------------------

                           Orleans Homebuilders, Inc.
 ----------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                    1-6830             59-0874323
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(State or Other Jurisdiction       (Commission      (IRS Employer
      of Incorporation)            File Number)     Identification No.)


One Greenwood Square, Suite 101
3333 Street Road, Bensalem, PA                               19020
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(Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code: (215) 245-7500
                        --------------------------------


                                 Not Applicable
----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                        --------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
                        --------------------------------

ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

            On August 17, 2005, Orleans Homebuilders, Inc. issued a press release announcing its financial results for the twelve and three months ended June 30, 2005. A copy of the press release is attached hereto as Exhibit 99.1.

Use of Non-GAAP Financial Information
-------------------------------------

     To supplement the Company's consolidated financial statements presented in accordance with generally accepted accounting principles ("GAAP"), the Company uses the non-GAAP measure of EBIDTA for the twelve and three months ended June 30, 2005 and June 30, 2004. EBITDA represents net earnings before interest expense, previously capitalized interest amortized to residential properties cost of sales, income taxes, depreciation, amortization, and extraordinary items.


         The Company's management reviews this non-GAAP measure internally to evaluate the Company's performance and manage its operations. In addition, since the Company has historically provided non-GAAP results and guidance to the investment community, the Company believes that the inclusion of EBITDA provides consistent and comparable measures to help investors understand the Company's current and future operating results. The non-GAAP measure included in the press release attached hereto as Exhibit 99.1 has been reconciled to the comparable GAAP measure as required under SEC rules regarding the use of non-GAAP financial measures. The Company urges investors to carefully review the GAAP financial information included as part of the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and quarterly earnings releases.

The information in this Report, including the Exhibit attached hereto, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by a specific reference in such a subsequent filing.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

       (c)      Exhibits

       The following exhibit is furnished with this Current Report on Form 8-K:

       Exhibit
       No.       Description
       -------   -----------

       99.1      Press release of Orleans Homebuilders, Inc. dated
                 August 17, 2005.

                   ORLEANS HOMEBUILDERS, INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                       THREE MONTHS ENDED          TWELVE MONTHS ENDED
                                                            JUNE 30,                     JUNE 30,
                                                       2005         2004            2005         2004
                                                    ----------   ----------      ----------   ----------
Earned revenues
  Residential properties                            $  396,294   $  206,318      $  911,004   $  540,745
  Land sales and other income                            2,784        1,844           8,226        6,513
                                                    ----------   ----------      ----------   ----------
                                                       399,078      208,162         919,230      547,258
                                                    ----------   ----------      ----------   ----------
Costs and expenses
  Residential properties                               314,938      160,048         727,006      416,967
  Land sales and other expense                           1,807        1,400           5,438        4,869
  Selling, general and administrative                   35,552       21,721          95,701       62,364
  Interest, net                                             38         (149)            102          336
                                                    ----------   ----------      ----------   ----------
                                                       352,335      183,020         828,247      484,536
                                                    ----------   ----------      ----------   ----------

Income from operations before income taxes              46,743       25,142          90,983       62,722
Income tax expense                                      18,164        9,865          35,399       24,643
                                                    ----------   ----------      ----------   ----------
Net income                                          $   28,579   $   15,277      $   55,584   $   38,079
                                                    ==========   ==========      ==========   ==========

Net income                                              28,579       15,277          55,584       38,079
Preferred dividends                                          -            -               -          104
                                                    ----------   ----------      ----------   ----------
Net income available for common shareholders        $   28,579   $   15,277      $   55,584   $   37,975
                                                    ==========   ==========      ==========   ==========

Earnings per share:
     Basic                                          $     1.54   $     0.87      $     3.09   $     2.57
                                                    ==========   ==========      ==========   ==========
     Diluted                                        $     1.51   $     0.82      $     2.96   $     2.20
                                                    ==========   ==========      ==========   ==========

Weighted average number of shares:
     Basic                                              18,519       17,523          17,978       14,784
                                                    ==========   ==========      ==========   ==========

     Diluted                                            18,894       18,755          18,809       17,336
                                                    ==========   ==========      ==========   ==========

                            ORLEANS HOMEBUILDERS, INC
                 SUMMARY OF DELIVERIES AND NEW ORDERS BY REGION
                             (DOLLARS IN THOUSANDS)
                                   (UNAUDITED)

                                            THREE MONTHS ENDED                       TWELVE MONTHS ENDED
                                                 JUNE 30,                                  JUNE 30,
                                         2005                2004                  2005                2004
                                      -----------         -----------           -----------         -----------
DELIVERIES
 Northern Region (NJ, PA) (1)
   Homes                                      371                 219                   852                 669
   Dollars                            $   170,443         $    99,271           $   384,645         $   274,606
   Average Sales Price                $       459         $       453           $       451         $       410

 Southern region (NC, SC, VA) (2)
   Homes                                      375                 275                   827                 651
   Dollars                            $   142,424         $    87,971           $   304,132         $   204,798
   Average Sales Price                $       380         $       320           $       368         $       315

 Florida region (FL) (3)
   Homes                                      146                 127                   456                 433
   Dollars                            $    29,217         $    19,076           $    82,269         $    61,341
   Average Sales Price                $       200         $       150           $       180         $       142

 Midwestern region (IL) (4)
   Homes                                      139                   -                   372                   -
   Dollars                            $    54,210         $         -           $   139,958         $         -
   Average Sales Price                $       390         $         -                   376         $         -

 Total
   Homes                                    1,031                 621                 2,507               1,753
   Dollars                            $   396,294         $   206,318           $   911,004         $   540,745
   Average Sales Price                $       384         $       332           $       363         $       308


NEW ORDERS
 Northern Region (NJ, PA) (1)
   Homes                                      201                 182                   727                 670
   Dollars                            $    95,370         $    76,288           $   352,347         $   294,384
   Average Sales Price                $       474         $       419           $       485         $       439

 Southern region (NC, SC, VA) (2)
   Homes                                      271                 181                   788                 698
   Dollars                            $   107,796         $    61,713           $   306,280         $   237,232
   Average Sales Price                $       398         $       341           $       389         $       340

 Florida region (FL) (3)
   Homes                                      176                 127                   496                 454
   Dollars                            $    44,824         $    22,434           $   115,623         $    72,527
   Average Sales Price                $       255         $       177           $       233         $       160

 Midwestern region (IL) (4)
   Homes                                       76                   -                   245                   -
   Dollars                            $    36,100         $         -           $   100,503         $         -
   Average Sales Price                $       475         $         -           $       410         $         -

 Total
   Homes                                      724                 490                 2,256               1,822
   Dollars                            $   284,090         $   160,435           $   874,753         $   604,143
   Average Sales Price                $       392         $       327           $       388         $       332

(1) Information on residential revenue earned and new orders includes the acquired operations of Realen Homes' Southeastern Pennsylvania region from July 28, 2004, the acquisition date, through June 30, 2005.

(2) Information on residential revenue earned and new orders includes the acquired activity from Peachtree Residential Properties for the period beginning December 23, 2004, the date the company acquired the assets, through June 30, 2005.

(3) Information on residential revenue earned and new orders includes the acquired operations of Masterpiece Homes from July 28, 2003, the acquisition date.

(4) Information on residential revenue earned and new orders includes the acquired operations of Realen Homes' Midwestern region from July 28, 2004, the acquisition date, through June 30, 2005.

                            ORLEANS HOMEBUILDERS, INC
                          SUMMARY OF BACKLOG BY REGION
                             (DOLLARS IN THOUSANDS)
                                   (UNAUDITED)

                                                 AT JUNE 30,      AT JUNE 30,
BACKLOG                                             2005             2004
                                                 -----------      -----------
 Northern Region (NJ, PA)
    Homes                                                535              463
    Dollars                                      $   250,521      $   209,712
    Average Sales Price                          $       468      $       453

 Southern region (NC, SC, VA)
    Homes                                                373              337
    Dollars                                      $   158,291      $   128,267
    Average Sales Price                          $       424      $       381

 Florida region (FL)
    Homes                                                359              319
    Dollars                                      $    86,202      $    52,848
    Average Sales Price                          $       240      $       166

 Midwestern region (IL)
    Homes                                                139                -
    Dollars                                      $    58,223      $         -
    Average Sales Price                          $       419      $         -

 Total
    Homes                                              1,406            1,119
    Dollars                                      $   553,237      $   390,827
    Average Sales Price                          $       393      $       349


                            ORLEANS HOMEBUILDERS, INC
                           SELECTED BALANCE SHEET DATA
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                   JUNE 30,         JUNE 30,
                                                     2005             2004
                                                  ---------------------------

Cash and cash equivalents                         $   62,576       $   32,962
Restricted cash - due from title company              28,785                -
Residential properties                               190,855          140,401
Land and improvements                                398,290          161,265
Inventory not owned                                   88,252           88,995
Land deposits and costs of future developments        27,408           23,356
Total assets                                         861,540          486,602
Obligations related to inventory not owned            79,585           81,992
Mortgage obligations secured by real estate          399,030          128,773
Notes payable and amounts due to related parties           -            2,879
Other notes payable                                    9,400            1,139
Shareholders' equity                                 231,956          174,905


                                      # # #

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ORLEANS HOMEBUILDERS, INC.


Dated: August 18, 2005                       By: Joseph A. Santangelo
                                                 -------------------------
                                                 Joseph A. Santangelo
                                                 Chief Financial Officer

                                  EXHIBIT INDEX

The following exhibit is furnished as part of this Current Report on Form 8-K:
--------------------------------------------------------------------------------

Exhibit
No.         Item
--------    ----

99.1*       Press release of Orleans Homebuilders, Inc. dated August 17, 2005.







* Filed electronically herewith.